HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                               HV-4824 - Group Variable Funding Agreements - The HART Program

333-114404                               HV-4900 - Group Variable Funding Agreements - The HART Program

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Supplement dated March 5, 2014 to your Prospectus

1.  FUND CLOSURE

THE HARTFORD GROWTH FUND - CLASS A

Effective as of the close of business on or about April 3, 2014, The Hartford Growth Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

2.        FUND REORGANIZATION

THE HARTFORD GROWTH FUND - CLASS A

The Board of Directors of The Hartford Mutual Funds II, Inc. has approved the reorganization (the “Reorganization”) of The Hartford Growth Fund (“Merging Fund”) into The Hartford Growth Opportunities Fund (the “Acquiring Fund”).  The Reorganization does not require shareholder approval.

As a result of the Reorganization, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.   The Reorganization is scheduled to take place on or about April 7, 2014 (“Closing Date”).

Due to the Reorganization, you will no longer be able to allocate new Contributions or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of trading on the New York Stock Exchange on or about April 3, 2014.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the close of trading on the New York Stock Exchange on the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 30 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the close of trading on the New York Stock Exchange on the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is completed, effective as of the close of trading on the New York Stock Exchange on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

3.        FEE CHANGES

THE HARTFORD GROWTH OPPORTUNITIES FUND - CLASS A

In connection with the Reorganization, Hartford Funds Management Company, LLC, (“HFMC”), the Fund’s investment adviser, has agreed to a reduction in the net operating expense cap for the Fund effective as of February 28, 2014 through February 28, 2015.  Accordingly, the above referenced prospectuses are revised as follows:

Effective February 28, 2014, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnote attached thereto for the underlying Fund is deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Growth Opportunities Fund – Class A	0.71%	0.25%	0.23%	N/A	1.19%	—	1.19%(7)

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(7)                                 HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Fund at the above levels. These contractual arrangements will remain in effect until February 28, 2015.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for the Fund.  This arrangement will remain in effect until February 28, 2015 and shall renew automatically for one-year terms thereafter unless the investment manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.